EXHIBIT 99.1
                           ------------

          Computational Materials and/or ABS Term Sheet.

                          Banc of America Securities
                                                   [LOGO OMITTED]

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MBS New Issue Term Sheet

Alternative Loan Trust

Mortgage Pass-Through Certificates, Series 2004-33
$845,755,087 (approximate)

Classes 1-A-1, 2-A-1, 3-A-1 and 4-A-1 (Offered Certificates)

Countrywide Home Loans, Inc.

Seller

Countrywide Home Loan Servicing LP

Master Servicer

November 8, 2004


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

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Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------



===================================================================================================================================
                                                    Last Scheduled        Certificate
           Principal          WAL (Yrs)             Prin Pmt (Mths)      Interest Rate                                     Expected
 Class    Balance (1)  (Roll/Call/Mat) (2) (3)  (Roll/Call/Mat) (2) (3)    Type (9)      Tranche Type   Collateral Type  Ratings (8)
===================================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Senior
 1-A-1    $151,974,000     1.95 / 2.92 / 3.20         36 / 93 / 360        WAC PT (4)     Pass-Through                      (10)
-----------------------------------------------------------------------------------------------------------------------------------
 2-A-1     $70,372,000     1.92 / 2.92 / 3.20         35 / 93 / 360        WAC PT (5)        Senior
                                                                                          Pass-Through                      (10)
-----------------------------------------------------------------------------------------------------------------------------------
  A-R             $100                                                                      Residual       Group 2
-----------------------------------------------------------------------------------------------------------------------------------
 1-M-1      $5,723,000                                                                    Subordinate   Groups 1 & 2         -
-----------------------------------------------------------------------------------------------------------------------------------
 1-B-1      $3,457,000                                                                    Subordinate   Groups 1 & 2         -
-----------------------------------------------------------------------------------------------------------------------------------
 1-B-2      $2,145,000                                                                    Subordinate   Groups 1 & 2         -
-----------------------------------------------------------------------------------------------------------------------------------
                                Information Not Provided Hereby
-----------------------------------------------------------------------------------------------------------------------------------
 1-B-3      $2,384,000                                                                    Subordinate   Groups 1 & 2         -
-----------------------------------------------------------------------------------------------------------------------------------
 1-B-4      $1,192,000                                                                    Subordinate   Groups 1 & 2         -
-----------------------------------------------------------------------------------------------------------------------------------
 1-B-5      $1,194,284                                                                    Subordinate   Groups 1 & 2         -
-----------------------------------------------------------------------------------------------------------------------------------
 3-A-1    $381,413,000     2.52 / 2.94 / 3.23         59 / 93 / 360        WAC PT (6)        Senior                         (10)
                                                                                          Pass-Through
-----------------------------------------------------------------------------------------------------------------------------------
 4-A-1    $186,425,000     2.51 / 2.96 / 3.25         58 / 93 / 360        WAC PT (7)        Senior                         (10)
                                                                                          Pass-Through
-----------------------------------------------------------------------------------------------------------------------------------
 2-M-1     $13,664,000                                                                    Subordinate   Groups 3 & 4         -
-----------------------------------------------------------------------------------------------------------------------------------
 2-B-1      $9,109,000                                                                    Subordinate   Groups 3 & 4         -
-----------------------------------------------------------------------------------------------------------------------------------
 2-B-2      $5,162,000                                                                    Subordinate   Groups 3 & 4         -
-----------------------------------------------------------------------------------------------------------------------------------
                                Information Not Provided Hereby
-----------------------------------------------------------------------------------------------------------------------------------
 2-B-3      $5,465,000                                                                    Subordinate   Groups 3 & 4         -
-----------------------------------------------------------------------------------------------------------------------------------
 2-B-4      $3,643,000                                                                    Subordinate   Groups 3 & 4         -
-----------------------------------------------------------------------------------------------------------------------------------
 2-B-5      $2,432,703                                                                    Subordinate   Groups 3 & 4         -
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================

(1)The Certificate sizes are approximate and are subject to a +/- 5% variance.

(2)The WAL and Last Scheduled Principal Payment to Roll, to Call and to Maturity for the Class 1-A-1, Class 2-A-1, Class 3-A-1 and Class 4-A-1 Certificates are shown at the pricing speed of 25% CPR.

(3)"Roll" is the roll date for each underlying hybrid ARM collateral Loan Group (where applicable).

(4)For the interest accrual period for each Distribution Date occurring prior to and including November 2007, the Class 1-A-1 Certificates will have an interest rate equal to the weighted average of the Net Mortgage Interest Rates on the Group 1 Mortgage Loans minus [ ]%. The interest rate with respect to the first interest accrual period is expected to be approximately [ ]% per annum. For the interest accrual period for each Distribution Date occurring after November 2007, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5)For the interest accrual period for each Distribution Date occurring prior to and including October 2007, the Class 2-A-1 Certificates will have an interest rate equal to the weighted average of the Net Mortgage Interest Rates on the Group 2 Mortgage Loans minus [ ]%. The interest rate with respect to the first interest accrual period is expected to be approximately [ ]% per annum. For the interest accrual period for each Distribution Date occurring after October 2007, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6)For the interest accrual period for each Distribution Date occurring prior to and including October 2009, the Class 3-A-1 Certificates will have an interest rate equal to the weighted average of the Net Mortgage Interest Rates on the Group 3 Mortgage Loans minus [ ]%. The interest rate with respect to the first interest accrual period is expected to be approximately [ ]% per annum. For the interest accrual period for each Distribution Date occurring after October 2009, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(7)For the interest accrual period for each Distribution Date occurring prior to and including September 2009, the Class 4-A-1 Certificates will have an interest rate equal to the weighted average of the Net Mortgage Interest Rates on the Group 4 Mortgage Loans minus [ ]%. The interest rate with respect to the first interest accrual period is expected to be approximately [ ]% per annum. For the interest accrual period for each Distribution Date occurring after September 2009, interest will accrue on the Class 4-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).



Banc Of America Securities LLC                                               2
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


(8)The credit enhancement sizes are preliminary and subject to change based upon the final pool as of the Cut-off Date and any additional rating agency analysis.

(9)The Certificate coupons are approximate and subject to a +/-10 basis point variance. All Certificates pricing will be subject to yield maintenance upon delivery of the actual coupon rate prior to the closing date.

(10) The Class 1-A-1, Class 2-A-1,Class 3-A-1 and Class 4-A-1 Certificates will be rated AAA, or it's equivalent, by at least two of Standard & Poor's, Moody's and/or Fitch.




Banc Of America Securities LLC                                               3
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                       Preliminary Summary of Terms
------------------------------------------------------------------------------

Transaction:           Alternative Loan Trust 2004-33
                       Mortgage Pass-Through Certificates, Series 2004-33

Lead Manager (Book     Banc of America Securities LLC.
Runner):

Seller:                Countrywide Home Loans, Inc.

Master Servicer:       Countrywide Home Loans Servicing LP.

Trustee:               The Bank of New York.

Rating Agencies:       Standard & Poor's, Moody's Investors Service, Inc.
                       and/or Fitch Ratings will rate the
                       Offered Certificates.

Transaction Size:      $845,755,087.

Securities Offered:    $151,974,000 Class 1-A-1 Certificates
                       $70,372,000 Class 2-A-1 Certificates
                       $381,413,000 Class 3-A-1 Certificates
                       $186,425,000 Class 4-A-1 Certificates

Expected Closing Date: November 30, 2004.

Due Period:            The 2nd business day of each month through the 1st
                       business day of the following
                       month.

Distribution Date:     25th of each month, or the next succeeding business
                       day
                       (First Payment Date: December 27, 2004)

Cut-Off Date:          November 1, 2004.

Class A Certificates:  Class 1-A-1, Class 2-A-1, Class 3-A-1 and Class 4-A-1
                       Certificates (the "Class A Certificates"), each a "Senior Certificate". The Class A-R Certificate is not offered hereunder.

Subordinate            The Class 1-M-1, Class 1-B-1, Class 1-B-2, Class
Certificates:          1-B-3, Class 1-B-4 and Class 1-B-
                       5 Certificates (the "Class 1-B Certificates") and the
                       Class 2-M-1, Class 2-B-1, Class 2-B-2, Class 2-B-3,
                       Class 2-B-4 and Class 2-B-5 Certificates (the "Class
                       2-B Certificates") will collectively be referred to as the "Subordinate Certificates". The Subordinate
                       Certificates are not offered hereunder.

Day Count:             [30/360].

Group 1, 2, 3 and 4    25% CPR.
Pricing Speed:

Aggregate Loan Group:  Loan groups 1 and 2 collectively, or loan groups 3 and 4 collectively, as applicable.

Clearing:              DTC, Clearstream and Euroclear.
------------------------------------------------------------------------------



Banc Of America Securities LLC                                               4
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                     Preliminary Summary of Terms (Cont.)
------------------------------------------------------------------------------
                  Original Certificate        Minimum         Incremental
Denominations:           Form              Denominations     Denominations
                         ----              -------------     -------------
  Class A              Book Entry             $25,000           $1,000
  Certificates

SMMEA Eligibility:     The Class A Certificates are expected to constitute
                       "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:     Subject to the considerations in the prospectus
                       supplement, the Offered Certificates are expected to be eligible for purchase by certain ERISA plans

Tax Structure:         REMIC

Optional Clean-up      Any Distribution Date on or after which the
Call:                  Aggregate Principal Balance of the Mortgage Loans
                       declines to 10% or less of the Aggregate Principal
                       Balance of the Mortgage Loans as of the Cut-Off Date
                       ("Cut-Off Date Pool Principal Balance").

Administrative Fee:    The Administrative Fees with respect to the Trust are
                       payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees" consist of (a) servicing compensation payable to the Master Servicer in respect of its servicing activities (the "Master
                       Servicing Fee Rate"), (b) fees paid to the Trustee
                       ("Trustee Fee Rate") and (c) any Lender Paid Mortgage
                       Insurance ("LPMI Fee Rate"). The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee Rate") equal to the sum of the Master Servicing Fee Rate for such Mortgage Loan, the Trustee Fee Rate, and any applicable LPMI Fee Rate. The Trustee Fee Rate will be
                       0.009% per annum. The Master Servicing Fee Rate for all
                       Loan Groups initially will range from 0.250% to 0.500% per annum, but will generally increase after a Mortgage
                       Loan's Roll Date. LPMI Fee Rate for a Mortgage Loan ranges from 0.000% to 0.880%.

Compensating           The aggregate servicing fee payable to the Master
Interest:              Servicer for any month will be reduced by an
                       amount equal to the lesser of (i) the aggregate prepayment interest shortfall for such Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover interest shortfalls from full or partial prepayments of the Mortgage Loans.

Net Mortgage           As to any Mortgage Loan and Distribution Date,
Interest Rate:         the excess of its mortgage interest rate over the
                       related Administrative Fee Rate.

Interest Accrual:      Interest will accrue on the Class Certificate
                       Balances of the Class 1-A-1, Class 2-A-1, Class
                       3-A-1 and Class 4-A-1 Certificates during each
                       one-month period ending on the last day of the
                       month preceding the month in which each
                       Distribution Date occurs (each, an "Interest
                       Accrual Period"). The initial Interest Accrual
                       Period will be deemed to have commenced on
                       November 1, 2004.
------------------------------------------------------------------------------




Banc Of America Securities LLC                                               5
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                     Preliminary Summary of Terms (Cont.)
------------------------------------------------------------------------------
Principal Amount:      The Principal Amount for any Distribution Date and any
                       Loan Group will equal the sum of (1) all monthly payments of principal due on each Mortgage Loan (other than a Liquidated Mortgage Loan) in that loan group during the related Due Period,(2) the principal portion of the purchase price of each Mortgage Loan in that loan group that was repurchased by a seller, the master servicer or another person pursuant to the pooling and servicing agreement as of the Distribution Date,(3) the Substitution Adjustment Amount in connection with any deleted Mortgage Loan in that loan group received with respect to the Distribution Date, (4) any insurance proceeds or liquidation proceeds allocable to recoveries of principal of Mortgage Loans in that loan group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of the Distribution Date, (5) with respect to each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the amount of the liquidation proceeds allocable to principal received with respect to that Mortgage
                       Loan,(6) all partial and full principal prepayments by borrowers on the Mortgage Loans in that loan group received during the related Prepayment Period, and (7) any Subsequent Recoveries on the Mortgage Loans in that loan group received during the calendar month preceding the month of the Distribution Date, plus any Transfer Payments Received for such loan group and Distribution Date,

                       minus any Transfer Payments Made for such loan group and Distribution Date.

Transfer Payments:     Transfer Payment due to disproportionate Realized
                       Losses in one loan group. If on any Distribution Date the aggregate Class Certificate Balance of the senior certificates related to a loan group immediately prior to such Distribution Date is greater than the aggregate
                       Stated Principal Balance of the Mortgage Loans in that loan group as of the first day of the related Due
                       Period (the "Undercollateralized Group"), then the following will occur: the Available Funds in each other loan group related to the same Aggregate Loan Group that is not an Undercollateralized Group (each, an "Overcollateralized Group") will be reduced, after distributions of interest to the senior certificates of the Overcollateralized Group, by an amount equal to one month's interest on the Transfer Payment Received by the Undercollateralized Group at the weighted average
                       Net Mortgage Interest Rate applicable to the
                       Undercollateralized Group and that amount will be added to the Available Funds of the Undercollateralized
                       Group; and the portion of the Available Funds in respect of principal on the Mortgage Loans in each Overcollateralized Group, after distributions of principal to the senior certificates of each Overcollateralized Group, will be distributed, to the extent of the portion of Available Funds available therefor, to the senior certificates of each Undercollateralized Group related to the same Aggregate
                       Loan Group until the Class Certificate Balance of the senior certificates of each Undercollateralized Group equals the aggregate Stated Principal Balance of the Mortgage Loans in the related loan group.

                       On each Distribution Date, the "Transfer Payment" for the Undercollateralized Group will equal the excess, if any, of the Class Certificate Balance of the senior certificates immediately prior to such Distribution Date related to such Undercollateralized Group over the aggregate Stated Principal Balance of the
------------------------------------------------------------------------------


Banc Of America Securities LLC                                               6
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


                       Mortgage Loans in such loan group as of the first day of the related Due Period. The Transfer Payment received by the Undercollateralized Group is referred to as a "Transfer Payment Received." The Transfer Payment made by the Overcollateralized Group is referred to as a "Transfer Payment Made."

                       All or a portion of the distributions to the senior certificates pursuant to the transfer payment provisions described above may be made on the Distribution Date in the month following the month during which such Transfer Payment occurs (without any additional distribution of interest or earnings thereon with respect to such delay).

Senior Principal       The Senior Principal Distribution Amount for any
Distribution Amount:   Distribution Date and loan group will equal the sum of
                       (a) the related Senior Percentage of all amounts described in clauses (1) through (4) of the definition of Principal Amount for that loan group and that Distribution Date, (b) for each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the lesser of (i) the related Senior
                       Percentage of the Stated Principal Balance of the Mortgage Loan as of the first day of the related Due
                       Period and (ii) either (a) the related Senior Prepayment
                       Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan or
                       (b) if an Excess Loss was sustained on the Liquidated
                       Mortgage Loan during the preceding calendar month, the related Senior Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan, (c) the sum of the related Senior
                       Prepayment Percentage of amounts described in clauses (6) and (7) of the definition of Principal Amount for that loan group and that Distribution Date, and (d) any Transfer Payments Received for that loan group and Distribution Date; provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained on a Mortgage Loan in that loan group that is not a Liquidated
                       Mortgage Loan, that Senior Principal Distribution Amount will be reduced on the related Distribution Date by the related Senior Percentage of the principal portion of the Bankruptcy Loss; provided, further, however, that on any Distribution Date after a Senior Termination Date for a loan group within the related Aggregate Loan Group, the Senior Principal Distribution Amount for the remaining senior certificates will be calculated pursuant to the above formula based on all the Mortgage Loans in the applicable Aggregate Loan Group, as opposed to only the Mortgage Loans in the related loan group.

Subordinate            The Subordinate Principal Distribution Amount for
Principal              a Loan Group for any Distribution Date will equal
Distribution Amount:   (x) the sum of (i) the Subordinate Percentage for
                       such Loan Group of the amounts described in clauses (1)
                       through (4) of the definition of "Principal Amount" for
                       such Loan Group and such Distribution Date and (ii) the
                       Subordinate Prepayment Percentage for such Loan Group of
                       the amounts described in clauses (6) and (7) of the
                       definition of "Principal Amount" for such Loan Group and
                       such Distribution Date minus (y) any Transfer Payment
                       made for such loan group.
------------------------------------------------------------------------------




Banc Of America Securities LLC                                               7
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                        Distributions on Certificates
------------------------------------------------------------------------------
Principal            The Senior Principal Distribution Amount for
Distributions:       Group 1 will generally be allocated to the Class
                     1-A-1 Certificates until their class balance has been reduced to zero. The Senior Principal Distribution Amount for Group 2 will generally be allocated to the Class
                     2-A-1 Certificates until their class balance has been reduced to zero. The Senior Principal Distribution Amount for Group 3 will generally be allocated to the Class
                     3-A-1 Certificates until their class balance has been reduced to zero. The Senior Principal Distribution Amount for Group 4 will generally be allocated to the Class
                     4-A-1 Certificates until their class balance has been reduced to zero. The Subordinate Principal Distribution
                     Amount for the Class 1-B Certificates will generally be allocated from proceeds from the Group 1 Mortgage Loans and the Group 2 Mortgage Loans, to the extent available, sequentially in accordance with their numerical class designations beginning with the Class 1-M-1 Certificates.
                     The Subordinate Principal Distribution Amount for the
                     Class 2-B Certificates will generally be allocated from proceeds from the Group 3 Mortgage Loans and the Group 4
                     Mortgage Loans, to the extent available, sequentially in accordance with their numerical class designations beginning with the Class 2-M-1 Certificates. After the class balance of the Senior Certificates of Group 1or
                     Group 2 or Group 3 or Group 4 has been reduced to zero, certain amounts otherwise payable to the related
                     Subordinate Certificates may be paid to the Senior
                     Certificates of the related Aggregate Loan Group.

Senior Percentage:   The Senior Percentage for a Loan Group on any
                     Distribution Date will equal the lesser of (x)
                     100% and (y) the percentage obtained by dividing
                     (i) the aggregate class balance of the Senior
                     Certificates of such Loan Group immediately prior to such date, by (ii) the aggregate principal balance of the related loan group for the preceding Due Period.

Subordinate          The Subordinate Percentage for a Loan Group for
Percentage:          any Distribution Date will equal 100% minus the
                     Senior Percentage for such Loan Group for such date.

Subordinate          The Subordinate Prepayment Percentage for a Loan
Prepayment           Group for any Distribution Date will equal 100%
Percentage:          minus the Senior Prepayment Percentage for such
                     Loan Group for such date.
------------------------------------------------------------------------------




Banc Of America Securities LLC                                               8
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                     Distributions on Certificates (Cont.)
------------------------------------------------------------------------------
Group 1 and Group 2  For the following Distribution Dates, will be as
Senior Prepayment    follows:
Percentage:

                     Distribution Date   Senior Prepayment Percentage
                     -----------------   ----------------------------
                     December 2004       100%;
                     through November
                     2014

                     December 2014       the applicable Senior
                     through             Percentage plus, 70% of the
                     November 2015       applicable Subordinate
                                         Percentage;

                     December 2015       the applicable Senior
                     through             Percentage plus, 60% of the
                     November 2016       applicable Subordinate
                                         Percentage;

                     December 2016       the applicable Senior
                     through             Percentage plus, 40% of the
                     November 2017       applicable Subordinate
                                         Percentage;

                     December 2017       the applicable Senior
                     through             Percentage plus, 20% of the
                     November 2018       applicable Subordinate
                                         Percentage;

                     December 2018 and   the applicable Senior Percentage;
                     thereafter

                     provided, however,

                     (i) if on any Distribution Date the Senior Percentage of a loan group exceeds such Senior Percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for such Loan Group and any other in the same Aggregate Loan Group for such Distribution Date will equal 100%,

                     (ii) if for each Group of Certificates related to an Aggregate Loan Group on any Distribution Date prior to the December 2007 Distribution Date and prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the related Subordinate Certificates divided by the aggregate Principal Balance of the Mortgage Loans in the related Aggregate Loan Group (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group related to an Aggregate Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the applicable Subordinate Percentage for each Loan Group, and

                     (iii) if for each Group of Certificates on or after the
                           December 2007 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group related to an Aggregate Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group.
------------------------------------------------------------------------------





Banc Of America Securities LLC                                               9
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                     Distributions on Certificates (Cont.)
------------------------------------------------------------------------------
Group 3 and Group 4  For the following Distribution Dates, will be as
Senior Prepayment    follows:
Percentage:
                     Distribution Date   Senior Prepayment Percentage
                     -----------------   ----------------------------
                     December 2004       100%;
                     through November
                     2011

                     December 2011       the applicable Senior
                     through             Percentage plus, 70% of the
                     November 2012       applicable Subordinate
                                         Percentage;

                     December 2012       the applicable Senior
                     through             Percentage plus, 60% of the
                     November 2013       applicable Subordinate
                                         Percentage;

                     December 2013       the applicable Senior
                     through             Percentage plus, 40% of the
                     November 2014       applicable Subordinate
                                         Percentage;

                     December 2014       the applicable Senior
                     through             Percentage plus, 20% of the
                     November 2015       applicable Subordinate
                                         Percentage;

                     December 2015 and   the applicable Senior Percentage;
                     thereafter

                     provided, however,

                     (i) if on any Distribution Date the Senior Percentage for a loan group exceeds such Senior Percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for such Loan Group and any other in the same Aggregate Loan Group for such Distribution Date will equal 100%,

                     (ii) if for each Group of Certificates related to an Aggregate Loan Group on any Distribution Date prior to the December 2007 Distribution Date and prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the related Subordinate Certificates dividedby the aggregate Principal Balance of the Mortgage Loans in the related Aggregate Loan Group (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group related to an Aggregate Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the applicable Subordinate Percentage for each Loan Group, and

                    (iiii) if for each Group of Certificates on or after the
                           December 2007 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group related to an Aggregate Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group.
------------------------------------------------------------------------------



Banc Of America Securities LLC                                               10
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                 Collateral Summary of 3/1 ARM Mortgage Loans
------------------------------------------------------------------------------

Description of The Group 1 and 2 Mortgage Loans
-----------------------------------------------
The Group 1 and 2 Mortgage Loans consist of 3/1 ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 92.02% of the Group 1 and 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The majority of the mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 0.95% of the Group 1 and 2 Mortgage Loans have a prepayment fee as of the date of origination.

------------------------------------------------------------------------------
The approximate collateral statistics for the Group 1 and 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                            Collateral Summary      Range (if applicable)
                                            ------------------      ---------------------
Total Outstanding Loan Balance            $238,441,384.44

Total Number of Loans                                 673

Average Loan Principal Balance                   $354,296         $47,549.80 to $1,999,950.00

WA Gross Coupon                                    5.520%                    3.625% to 7.625%

WA FICO                                               689                          546 to 802

WA Original Term                               360 months                   360 to 360 months

WA Remaining Term                              359 months                   355 to 360 months

WA OLTV                                            73.05%                    25.93% to 95.00%

WA Months to First Rate Adjustment Date         35 months                     31 to 36 months

WA Gross Margin                                    2.283%                    2.250% to 4.125%

WA Rate Ceiling                                   11.514%                   9.625% to 13.625%

Geographic Concentration of Mortgaged       CA     43.29%
Properties (Top 5 States) based on the      FL      7.32%
Aggregate Stated Principal Balance          NV      7.04%
                                            NJ      4.73%
                                            MA      3.88%
---------------------------------------------------------------------------------------------



Banc Of America Securities LLC                                               11
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


       Occupancy of Mortgaged Properties of the Group 1&2 Mortgage Loans (1)

-----------------------------------------------------------------------
                                       Aggregate           % of
                      Number Of     Stated Principal   Cut-Off Date
                       Mortgage      Balance as of    Pool Principal
    Occupancy           Loans         Cut-Off Date        Balance
-----------------------------------------------------------------------
Primary Residence        559          $194,381,126.58        81.52%
Investment Property       77            32,113,093.80        13.47
Second Home               37            11,947,164.06         5.01
-----------------------------------------------------------------------
Total:                   673          $238,441,384.44       100.00%
=======================================================================

(1)Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                  Property Types of the Group 1&2 Mortgage Loans

-----------------------------------------------------------------------
                                       Aggregate           % of
                      Number Of     Stated Principal   Cut-Off Date
                       Mortgage      Balance as of    Pool Principal
    Property Type       Loans         Cut-Off Date        Balance
-----------------------------------------------------------------------
Single Family
 Residence               394          $133,004,124.80        55.78%
PUD                      156            60,687,694.41        25.45
Condominium               84            28,461,985.65        11.94
2-4 Family                39            16,287,579.58         6.83
-----------------------------------------------------------------------
Total:                   673          $238,441,384.44       100.00%
=======================================================================

-----------------------------------------------------------------------
=======================================================================


             Mortgage Loan Purpose of the Group 1&2 Mortgage Loans

-----------------------------------------------------------------------
                                       Aggregate           % of
                      Number Of     Stated Principal   Cut-Off Date
                       Mortgage      Balance as of    Pool Principal
    Purpose             Loans         Cut-Off Date        Balance
-----------------------------------------------------------------------
Purchase                 359         $139,935,969.95        58.69%
Refinance-Cashout        147           54,388,460.33        22.81
Refinance-Rate/Term      167           44,116,954.16        18.50
-----------------------------------------------------------------------
Total:                   673         $238,441,384.44       100.00%
=======================================================================


Banc Of America Securities LLC                                               12
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


               Geographical Distribution of the Mortgage Properties
                      of the Group 1&2 Mortgage Loans (1)

-----------------------------------------------------------------------
                                       Aggregate           % of
                      Number Of     Stated Principal   Cut-Off Date
                       Mortgage      Balance as of    Pool Principal
    Geographic Area     Loans         Cut-Off Date        Balance
-----------------------------------------------------------------------
Alabama                     3           $727,800.00         0.31%
Arizona                    21          5,471,860.00         2.29
California                224        103,232,112.92        43.29
Colorado                   23          6,202,141.90         2.60
Connecticut                10          2,711,750.00         1.14
Delaware                    4            677,871.78         0.28
District of Columbia        2            621,600.00         0.26
Florida                    54         17,456,571.82         7.32
Georgia                    23          4,816,445.22         2.02
Hawaii                      6          4,059,200.00         1.70
Idaho                       2          1,337,009.92         0.56
Illinois                   14          6,560,958.51         2.75
Indiana                     2            673,500.00         0.28
Iowa                        1            104,000.00         0.04
Kansas                      3            494,687.52         0.21
Kentucky                    2            411,700.00         0.17
Maine                       2            296,900.00         0.12
Maryland                   11          2,439,924.64         1.02
Massachusetts              21          9,251,878.54         3.88
Michigan                   34          5,257,099.23         2.20
Minnesota                  14          4,464,710.86         1.87
Missouri                    5            957,300.86         0.40
Nevada                     46         16,794,677.45         7.04
New Hampshire               4            662,755.27         0.28
New Jersey                 30         11,289,019.92         4.73
New Mexico                  4          1,329,289.73         0.56
New York                   20          7,351,026.39         3.08
North Carolina             15          2,527,851.82         1.06
Ohio                        7          1,403,515.23         0.59
Oklahoma                    3            353,300.00         0.15
Oregon                      3            902,461.50         0.38
Pennsylvania                3            816,884.05         0.34
Rhode Island                3            516,462.98         0.22
South Carolina              8          1,457,500.00         0.61
South Dakota                1            124,998.77         0.05
Tennessee                   6          1,868,785.99         0.78
Texas                       4          1,362,049.32         0.57
Utah                        5            848,496.34         0.36
Virginia                   15          5,430,348.74         2.28
Washington                 11          3,901,500.00         1.64
Wisconsin                   3          1,161,800.00         0.49
Wyoming                     1            111,637.22         0.05
-----------------------------------------------------------------------
Total:                    673       $238,441,384.44       100.00%
=======================================================================

(1) As of the Cut-Off Date, no more than approximately 0.84% of the Group Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc Of America Securities LLC                                               13
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


   Current Mortgage Loan Principal Balances of the Group 1&2 Mortgage Loans (1)

----------------------------------------------------------------------------
                                           Aggregate           % of
                          Number Of     Stated Principal   Cut-Off Date
 Current Mortgage Loan     Mortgage      Balance as of    Pool Principal
  Principal Balances ($)    Loans         Cut-Off Date        Balance
----------------------------------------------------------------------------
0.01 - 50,000.00                 1          $47,549.80            0.02%
50,000.01 - 100,000.00          35        2,946,198.68            1.24
100,000.01 - 150,000.00         68        8,365,236.01            3.51
150,000.01 - 200,000.00         88       15,352,066.60            6.44
200,000.01 - 250,000.00         79       17,506,571.65            7.34
250,000.01 - 300,000.00         60       16,611,777.30            6.97
300,000.01 - 350,000.00         39       12,552,059.72            5.26
350,000.01 - 400,000.00         81       31,298,094.17           13.13
400,000.01 - 450,000.00         57       24,335,835.09           10.21
450,000.01 - 500,000.00         38       18,266,892.57            7.66
500,000.01 - 550,000.00         26       13,676,744.35            5.74
550,000.01 - 600,000.00         27       15,520,974.03            6.51
600,000.01 - 650,000.00         23       14,528,727.54            6.09
650,000.01 - 700,000.00         10        6,805,950.00            2.85
700,000.01 - 750,000.00          4        2,916,000.00            1.22
750,000.01 - 800,000.00          7        5,441,200.00            2.28
800,000.01 - 850,000.00          3        2,475,500.00            1.04
850,000.01 - 900,000.00          3        2,700,000.00            1.13
900,000.01 - 950,000.00          2        1,861,647.00            0.78
950,000.01 - 1,000,000.00       12       11,888,800.00            4.99
1,000,000.01 - 1,500,000.00      8        9,570,009.93            4.01
1,500,000.01 - 2,000,000.00      2        3,773,550.00            1.58
----------------------------------------------------------------------------
Total:                         673     $238,441,384.44          100.00%
============================================================================


(1) As of the Cut-Off Date, the average outstanding principal balance of the Group Mortgage Loans is expected to be approximately $354,296.


Banc Of America Securities LLC                                               14
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


       Original Loan-To-Value Ratios of the Group 1&2 Mortgage Loans (1)

--------------------------------------------------------------------------
                                             Aggregate           % of
                            Number Of     Stated Principal   Cut-Off Date
Original Loan-To-Value      Mortgage      Balance as of    Pool Principal
     Ratios (%)              Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
25.01 - 30.00                      3       $759,984.90         0.32%
30.01 - 35.00                      3      1,238,000.00         0.52
35.01 - 40.00                      1        165,000.00         0.07
40.01 - 45.00                      7      1,959,755.50         0.82
45.01 - 50.00                     14      4,695,260.35         1.97
50.01 - 55.00                     14      4,852,534.50         2.04
55.01 - 60.00                     22     13,733,344.00         5.76
60.01 - 65.00                     42     19,565,427.04         8.21
65.01 - 70.00                    100     42,863,102.67        17.98
70.01 - 75.00                     93     33,518,778.61        14.06
75.01 - 80.00                    297     99,839,517.26        41.87
80.01 - 85.00                      9      1,860,569.63         0.78
85.01 - 90.00                     55     10,839,560.77         4.55
90.01 - 95.00                     13      2,550,549.21         1.07
--------------------------------------------------------------------------
Total:                           673   $238,441,384.44       100.00%
==========================================================================

(1) As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group Mortgage Loans is expected to be approximately 73.05%.


Banc Of America Securities LLC                                               15
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


        Current Mortgage Interest Rates of the Group 1&2 Mortgage Loans (1)

--------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of     Stated Principal   Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
Mortgage Interest Rates (%)    Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
3.501 - 3.750                      3           $593,934.38         0.25%
3.751 - 4.000                      3            856,095.00         0.36
4.001 - 4.250                      6          1,642,049.26         0.69
4.251 - 4.500                     23          7,164,567.08         3.00
4.501 - 4.750                     34         12,843,544.82         5.39
4.751 - 5.000                     90         27,517,973.18        11.54
5.001 - 5.250                    102         39,103,721.38        16.40
5.251 - 5.500                    101         33,356,008.32        13.99
5.501 - 5.750                    118         44,375,381.60        18.61
5.751 - 6.000                     96         37,928,100.33        15.91
6.001 - 6.250                     31         11,485,587.31         4.82
6.251 - 6.500                     33          9,818,596.73         4.12
6.501 - 6.750                     16          7,872,126.00         3.30
6.751 - 7.000                     11          3,096,549.25         1.30
7.001 - 7.250                      4            417,849.80         0.18
7.251 - 7.500                      1            276,300.00         0.12
7.501 - 7.750                      1             93,000.00         0.04
--------------------------------------------------------------------------
Total:                           673       $238,441,384.44       100.00%
==========================================================================


(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group Mortgage Loans is expected to be approximately 5.520% per annum.


                   Gross Margins of the Group 1&2 Mortgage Loans

--------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of     Stated Principal   Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
Gross Margin (%)               Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
2.001 - 2.250                    627   $229,464,892.52        96.24%
2.501 - 2.750                      5      1,576,062.98         0.66
2.751 - 3.000                      9      1,858,537.00         0.78
3.001 - 3.250                     20      3,550,542.85         1.49
3.251 - 3.500                     11      1,814,825.00         0.76
4.001 - 4.250                      1        176,524.09         0.07
--------------------------------------------------------------------------
Total:                           673   $238,441,384.44       100.00%
==========================================================================


(1) As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 2.283% per annum.


Banc Of America Securities LLC                                               16
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


                 Rate Ceilings of the Group 1&2 Mortgage Loans (1)

--------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of     Stated Principal   Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
Rate Ceilings (%)              Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
 9.001 - 10.000                    7         $1,874,029.38         0.79%
10.001 - 11.000                  155         49,330,082.43        20.69
11.001 - 12.000                  415        154,420,263.54        64.76
12.001 - 13.000                   90         32,029,859.29        13.43
13.001 - 14.000                    6            787,149.80         0.33
--------------------------------------------------------------------------
Total:                           673       $238,441,384.44       100.00%
==========================================================================


(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group Mortgage Loans is expected to be approximately 11.514% per annum.


          First Rate Adjustment Date of the Group 1&2 Mortgage Loans (1)

--------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of     Stated Principal   Cut-Off Date
First Rate Adjustment         Mortgage      Balance as of    Pool Principal
        Date                   Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
June 1, 2007                       1       $200,544.26         0.08%
July 1, 2007                       4        787,542.77         0.33
August 1, 2007                    55     10,321,968.34         4.33
September 1, 2007                107     21,898,320.38         9.18
October 1, 2007                  269     87,528,019.09        36.71
November 1, 2007                 237    117,704,989.60        49.36
--------------------------------------------------------------------------
Total:                           673   $238,441,384.44       100.00%
==========================================================================

(1) As of the Cut-off Date, the weighted average to First Adjustment Date for the Group Mortgage Loans is expected to be approximately 35 months.


                Remaining Terms of the Group 1&2 Mortgage Loans (1)

--------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of     Stated Principal   Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
Remaining Term (Months)        Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
341 - 360                        673       $238,441,384.44      100.00%
--------------------------------------------------------------------------
Total:                           673       $238,441,384.44      100.00%
==========================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group Mortgage Loans is expected to be approximately 359 months.


Banc Of America Securities LLC                                               17
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


         Credit Scoring of Mortgagors of the Group 1&2 Mortgage Loans (1)

--------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of     Stated Principal   Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
    Credit Scores              Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
801 - 850                          2           $574,300.00         0.24%
751 - 800                         65         26,081,703.43        10.94
701 - 750                        132         57,954,117.79        24.31
651 - 700                        313        105,802,050.46        44.37
601 - 650                        157         47,274,814.67        19.83
551 - 600                          3            418,398.09         0.18
501 - 550                          1            336,000.00         0.14
--------------------------------------------------------------------------
Total:                           673       $238,441,384.44       100.00%
==========================================================================


(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc Of America Securities LLC                                               18
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


-----------------------------------------------------------------------------
                 Collateral Summary of 5/1 ARM Mortgage Loans
-----------------------------------------------------------------------------

Description of The Group 3 and 4 Mortgage Loans
-----------------------------------------------

The Group 3 and 4 Mortgage Loans consist of 5/1 ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 88.75% of the Group 3 and 4 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The majority of the mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and of 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 1.20% of the Group 3 and 4 Mortgage Loans have a prepayment fee as of the date of origination.

------------------------------------------------------------------------------
The approximate collateral statistics for the Group 3 and 4 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                            Collateral Summary      Range (if applicable)
                                            ------------------      ---------------------
Total Outstanding Loan Balance             $607,313,703.53

Total Number of Loans                                1,776

Average Loan Principal Balance                    $341,956        $25,000.00 to $1,950,000.00

WA Gross Coupon                                     5.814%                   4.250% to 8.875%

WA FICO*                                               698                         586 to 838

WA Original Term                                360 months                  360 to 360 months

WA Remaining Term                               359 months                  352 to 360 months

WA OLTV                                             76.02%                  12.50% to 100.00%

WA Months to First Rate Adjustment Date          59 months                    52 to 60 months

WA Gross Margin                                     2.278%                   2.250% to 3.625%

WA Rate Ceiling                                    10.949%                  9.250% to 13.875%

Geographic Concentration of Mortgaged      CA       52.00%
Properties (Top 5 States) based on the     FL        5.99%
Aggregate Stated Principal Balance         NV        4.40%
                                           CO        3.48%
                                           AZ        2.92%
* Non-Zero Weighted Average

---------------------------------------------------------------------------------------------


Banc Of America Securities LLC                                               19
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


       Occupancy of Mortgaged Properties of the Group 3&4 Mortgage Loans (1)

-----------------------------------------------------------------------
                                       Aggregate           % of
                      Number Of     Stated Principal   Cut-Off Date
                       Mortgage      Balance as of    Pool Principal
    Occupancy           Loans         Cut-Off Date        Balance
-----------------------------------------------------------------------
Primary Residence        1,623       $564,659,334.55        92.98%
Investment Property        100         25,533,558.18         4.20
Second Home                 53         17,120,810.80         2.82
-----------------------------------------------------------------------
Total:                   1,776       $607,313,703.53       100.00%
=======================================================================

(1)Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3&4 Mortgage Loans

-----------------------------------------------------------------------
                                       Aggregate           % of
                      Number Of     Stated Principal   Cut-Off Date
                       Mortgage      Balance as of    Pool Principal
 Property Type          Loans         Cut-Off Date        Balance
-----------------------------------------------------------------------
Single Family
 Residence               1,011       $353,249,294.34        58.17%
PUD                        458        159,432,052.22        26.25
Condominium                238         68,328,103.00        11.25
2-4 Family                  68         25,693,003.97         4.23
Co-Op                        1            611,250.00         0.10
-----------------------------------------------------------------------
Total:                   1,776       $607,313,703.53       100.00%
=======================================================================

-----------------------------------------------------------------------
=======================================================================


               Mortgage Loan Purpose of the Group 3&4 Mortgage Loans

-----------------------------------------------------------------------
                                       Aggregate           % of
                      Number Of     Stated Principal   Cut-Off Date
                       Mortgage      Balance as of    Pool Principal
   Purpose              Loans         Cut-Off Date        Balance
-----------------------------------------------------------------------
Purchase                 1,239      $431,605,412.50        71.07%
Refinance-Cashout          280        93,855,290.38        15.45
Refinance-Rate/Term        257        81,853,000.65        13.48
-----------------------------------------------------------------------
Total:                   1,776      $607,313,703.53       100.00%
=======================================================================




Banc Of America Securities LLC                                               20
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


               Geographical Distribution of the Mortgage Properties
                      of the Group 3&4 Mortgage Loans (1)

-----------------------------------------------------------------------
                                       Aggregate           % of
                      Number Of     Stated Principal   Cut-Off Date
                       Mortgage      Balance as of    Pool Principal
    Geographic Area     Loans         Cut-Off Date        Balance
-----------------------------------------------------------------------
Alabama                      8         $1,617,804.50         0.27%
Arizona                     87         17,763,882.77         2.92
California                 697        315,828,291.04        52.00
Colorado                    98         21,138,993.84         3.48
Connecticut                 12          3,503,015.02         0.58
Delaware                     5            902,100.00         0.15
District of Columbia         5          2,060,124.09         0.34
Florida                    117         36,403,297.76         5.99
Georgia                     68         13,125,397.33         2.16
Hawaii                       7          3,563,850.00         0.59
Idaho                        6          1,837,491.78         0.30
Illinois                    50         16,825,466.33         2.77
Indiana                      4            760,682.58         0.13
Iowa                         1            168,000.00         0.03
Kansas                       2            689,280.00         0.11
Kentucky                     5            756,720.00         0.12
Louisiana                    4            626,106.18         0.10
Maine                        2          1,170,000.00         0.19
Maryland                    35         10,058,234.62         1.66
Massachusetts               41         14,829,846.18         2.44
Michigan                    24          3,963,906.01         0.65
Minnesota                   47         10,794,725.96         1.78
Mississippi                  1             68,384.35         0.01
Missouri                    10          2,981,243.03         0.49
Nevada                      87         26,693,242.17         4.40
New Hampshire                3            720,122.85         0.12
New Jersey                  44         13,603,707.64         2.24
New Mexico                   1            162,176.44         0.03
New York                    19          7,807,509.57         1.29
North Carolina              28          6,644,351.78         1.09
Ohio                        17          3,690,268.77         0.61
Oklahoma                     2            296,400.00         0.05
Oregon                      35          6,250,741.18         1.03
Pennsylvania                11          2,517,375.40         0.41
Rhode Island                 4          1,061,150.00         0.17
South Carolina              12          2,292,941.20         0.38
South Dakota                 1            590,000.00         0.10
Tennessee                   15          3,462,882.93         0.57
Texas                       18          7,089,297.84         1.17
Utah                        17          6,022,083.90         0.99
Virginia                    53         17,614,005.62         2.90
Washington                  63         17,220,609.81         2.84
West Virginia                1            139,650.00         0.02
Wisconsin                    8          1,834,743.52         0.30
Wyoming                      1            163,599.54         0.03
-----------------------------------------------------------------------
Total:                   1,776       $607,313,703.53       100.00%
=======================================================================

(1) As of the Cut-Off Date, no more than approximately 0.99% of the Group Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc Of America Securities LLC                                               21
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


   Current Mortgage Loan Principal Balances of the Group 3&4 Mortgage Loans (1)

-----------------------------------------------------------------------
                                           Aggregate           % of
                          Number Of     Stated Principal   Cut-Off Date
 Current Mortgage Loan     Mortgage      Balance as of    Pool Principal
 Principal Balances ($)     Loans         Cut-Off Date        Balance
-----------------------------------------------------------------------
0.01 - 50,000.00                  1         $25,000.00          0.00%
50,000.01 - 100,000.00           72       6,077,975.36          1.00
100,000.01 - 150,000.00         208      26,601,492.56          4.38
150,000.01 - 200,000.00         258      44,964,702.63          7.40
200,000.01 - 250,000.00         188      42,286,961.71          6.96
250,000.01 - 300,000.00         159      43,695,335.35          7.19
300,000.01 - 350,000.00          95      30,678,900.71          5.05
350,000.01 - 400,000.00         271     104,515,253.78         17.21
400,000.01 - 450,000.00         158      67,391,732.81         11.10
450,000.01 - 500,000.00         106      50,418,623.81          8.30
500,000.01 - 550,000.00          62      32,408,334.47          5.34
550,000.01 - 600,000.00          53      30,527,919.20          5.03
600,000.01 - 650,000.00          47      29,961,456.75          4.93
650,000.01 - 700,000.00          12       8,186,128.91          1.35
700,000.01 - 750,000.00          15      10,882,875.12          1.79
750,000.01 - 800,000.00           4       3,071,711.62          0.51
800,000.01 - 850,000.00           8       6,676,674.00          1.10
850,000.01 - 900,000.00           7       6,167,257.95          1.02
900,000.01 - 950,000.00           8       7,433,909.84          1.22
950,000.01 - 1,000,000.00        15      14,876,983.94          2.45
1,000,000.01 - 1,500,000.00      27      36,795,173.01          6.06
1,500,000.01 - 2,000,000.00       2       3,669,300.00          0.60
-----------------------------------------------------------------------
Total:                        1,776    $607,313,703.53        100.00%
=======================================================================


(1) As of the Cut-Off Date, the average outstanding principal balance of the Group Mortgage Loans is expected to be approximately $341,956.


Banc Of America Securities LLC                                               22
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


         Original Loan-To-Value Ratios of the Group 3&4 Mortgage Loans (1)

-----------------------------------------------------------------------
                                          Aggregate           % of
                         Number Of     Stated Principal   Cut-Off Date
 Original Loan-To-Value   Mortgage      Balance as of    Pool Principal
        Ratios (%)a        Loans         Cut-Off Date        Balance
-----------------------------------------------------------------------
10.01 - 15.00                   1           $99,981.91         0.02%
15.01 - 20.00                   1            94,999.41         0.02
20.01 - 25.00                   1           499,426.48         0.08
25.01 - 30.00                   1           120,000.00         0.02
30.01 - 35.00                   7         1,986,499.99         0.33
35.01 - 40.00                  12         4,726,124.04         0.78
40.01 - 45.00                  11         3,699,940.97         0.61
45.01 - 50.00                  19         6,707,350.06         1.10
50.01 - 55.00                  22        11,761,165.09         1.94
55.01 - 60.00                  27        12,338,798.69         2.03
60.01 - 65.00                  66        30,548,444.45         5.03
65.01 - 70.00                 147        67,760,284.81        11.16
70.01 - 75.00                 162        61,966,555.84        10.20
75.01 - 80.00               1,072       351,971,303.53        57.96
80.01 - 85.00                  15         3,536,279.90         0.58
85.01 - 90.00                 129        32,026,189.00         5.27
90.01 - 95.00                  81        17,128,525.36         2.82
95.01 - 100.00                  2           341,834.00         0.06
-----------------------------------------------------------------------
Total:                      1,776      $607,313,703.53       100.00%
=======================================================================

(1) As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group Mortgage Loans is expected to be approximately 76.02%.


Banc Of America Securities LLC                                               23
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


        Current Mortgage Interest Rates of the Group 3&4 Mortgage Loans (1)

---------------------------------------------------------------------------
                                              Aggregate           % of
                             Number Of     Stated Principal   Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
 Mortgage Interest Rates (%)   Loans         Cut-Off Date        Balance
---------------------------------------------------------------------------
4.001 - 4.250                      1         $332,000.00         0.05%
4.251 - 4.500                      7        3,335,420.00         0.55
4.501 - 4.750                     21        8,807,171.54         1.45
4.751 - 5.000                     76       32,838,924.43         5.41
5.001 - 5.250                    151       57,807,684.05         9.52
5.251 - 5.500                    292      105,556,039.15        17.38
5.501 - 5.750                    319      101,782,970.68        16.76
5.751 - 6.000                    373      118,345,947.57        19.49
6.001 - 6.250                    199       65,962,327.14        10.86
6.251 - 6.500                    172       61,816,269.76        10.18
6.501 - 6.750                     89       26,326,625.52         4.33
6.751 - 7.000                     51       16,288,827.29         2.68
7.001 - 7.250                     14        4,369,431.71         0.72
7.251 - 7.500                      8        2,337,764.69         0.38
7.501 - 7.750                      2        1,307,300.00         0.22
8.751 - 9.000                      1           99,000.00         0.02
---------------------------------------------------------------------------
Total:                         1,776     $607,313,703.53       100.00%
===========================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group Mortgage Loans is expected to be approximately 5.814% per annum.

                   Gross Margins of the Group 3&4 Mortgage Loans

--------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of     Stated Principal   Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
Gross Margin (%)               Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
2.001 - 2.250                  1,661     $580,838,769.69        95.64%
2.251 - 2.500                     13        2,874,070.20         0.47
2.501 - 2.750                     42       10,613,269.11         1.75
2.751 - 3.000                     23        5,192,978.31         0.86
3.001 - 3.250                     29        6,383,516.22         1.05
3.251 - 3.500                      2          313,200.00         0.05
3.501 - 3.750                      6        1,097,900.00         0.18
--------------------------------------------------------------------------
Total:                         1,776     $607,313,703.53       100.00%
==========================================================================


(1) As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 2.278% per annum.


Banc Of America Securities LLC                                               24
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


                 Rate Ceilings of the Group 3&4 Mortgage Loans (1)

--------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of     Stated Principal   Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
Rate Ceilings (%)              Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
9.001 - 10.000                    90          $42,415,501.95         6.98%
10.001 - 11.000                  839          324,480,199.71        53.43
11.001 - 12.000                  738          215,737,166.35        35.52
12.001 - 13.000                  106           24,307,871.81         4.00
13.001 - 14.000                    3              372,963.71         0.06
--------------------------------------------------------------------------
Total:                         1,776         $607,313,703.53       100.00%
==========================================================================


(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group Mortgage Loans is expected to be approximately 10.949% per annum.


          First Rate Adjustment Date of the Group 3&4 Mortgage Loans (1)

--------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of     Stated Principal   Cut-Off Date
First Rate Adjustment         Mortgage      Balance as of    Pool Principal
        Date                   Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
March 1, 2009                      1           $300,000.00         0.05%
April 1, 2009                      1            259,449.48         0.04
May 1, 2009                        5          1,216,700.00          0.2
June 1, 2009                      12          2,263,649.76         0.37
July 1, 2009                      34          7,600,309.36         1.25
August 1, 2009                   354         70,386,164.76        11.59
September 1, 2009                244         59,820,782.09         9.85
October 1, 2009                  712        261,366,766.08        43.04
November 1, 2009                 413        204,099,882.00        33.61
--------------------------------------------------------------------------
Total:                         1,776       $607,313,703.53       100.00%
==========================================================================


(1) As of the Cut-off Date, the weighted average to First Adjustment Date for the Group Mortgage Loans is expected to be approximately 59 months.


                Remaining Terms of the Group 3&4 Mortgage Loans (1)

--------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of     Stated Principal   Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
Remaining Term (Months)        Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
341 - 360                      1,776         $607,313,703.53      100.00%
--------------------------------------------------------------------------
Total:                         1,776         $607,313,703.53      100.00%
==========================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group Mortgage Loans is expected to be approximately 359 months.


Banc Of America Securities LLC                                               25
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


         Credit Scoring of Mortgagors of the Group 3&4 Mortgage Loans (1)

--------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of     Stated Principal   Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
    Credit Scores              Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
801 - 850                         15         $7,820,077.42         1.29%
751 - 800                        238         90,063,090.94        14.83
701 - 750                        456        171,698,350.32        28.27
651 - 700                        754        237,458,889.62        39.10
601 - 650                        311         99,501,781.21        16.38
551 - 600                          1            443,514.02         0.07
Not Scored 1                       1            328,000.00         0.05
--------------------------------------------------------------------------
Total:                         1,776       $607,313,703.53       100.00%
==========================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).



Banc Of America Securities LLC                                               26
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


-----------------------------------------------------------------------------
         Collateral Summary of 3/1 Non-Conforming ARM Mortgage Loans
-----------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans
-----------------------------------------

The Group 1 Mortgage Loans consist of 3/1 Non-Conforming ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 88.77% of the Group 1 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The majority of the mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

------------------------------------------------------------------------------
The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                            Collateral Summary      Range (if applicable)
                                            ------------------      ---------------------
Total Outstanding Loan Balance             $162,974,974.68

Total Number of Loans                                  298

Average Loan Principal Balance                    $546,896      $340,000.00 to $1,999,950.00

WA Gross Coupon                                     5.549%                  4.250% to 6.875%

WA FICO                                                697                        619 to 802

WA Original Term                                360 months                 360 to 360 months

WA Remaining Term                               360 months                 356 to 360 months

WA OLTV                                             71.99%                  29.44% to 90.00%

WA Months to First Rate Adjustment Date          36 months                   32 to 36 months

WA Gross Margin                                     2.254%                  2.250% to 2.750%

WA Rate Ceiling                                    11.545%                10.000% to 12.875%

Geographic Concentration of Mortgaged      CA       52.19%
Properties (Top 5 States) based on the     FL        7.40%
Aggregate Stated Principal Balance         NV        6.83%
                                           MA        4.52%
                                           NJ        4.20%
---------------------------------------------------------------------------------------------


Banc Of America Securities LLC                                               27
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


        Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)

-----------------------------------------------------------------------
                                       Aggregate           % of
                      Number Of     Stated Principal   Cut-Off Date
                       Mortgage      Balance as of    Pool Principal
    Occupancy           Loans         Cut-Off Date        Balance
-----------------------------------------------------------------------
Primary Residence         232       $126,904,267.67        77.87%
Investor Property          46         26,683,982.01        16.37
Second Home                20          9,386,725.00         5.76
-----------------------------------------------------------------------
Total:                    298       $162,974,974.68       100.00%
=======================================================================

(1)Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                   Property Types of the Group 1 Mortgage Loans

-----------------------------------------------------------------------
                                       Aggregate           % of
                      Number Of     Stated Principal   Cut-Off Date
                       Mortgage      Balance as of    Pool Principal
    Property Type       Loans         Cut-Off Date        Balance
-----------------------------------------------------------------------
Single Family
 Residence              167          $89,784,603.28        55.09%
PUD                      77           43,169,711.45        26.49
Condominium              36           18,947,885.60        11.63
2-4 Family               18           11,072,774.35         6.79
-----------------------------------------------------------------------
Total:                  298         $162,974,974.68       100.00%
=======================================================================

------------------------------------------------------------------------------
==============================================================================


                Mortgage Loan Purpose of the Group 1 Mortgage Loans

-----------------------------------------------------------------------
                                       Aggregate           % of
                      Number Of     Stated Principal   Cut-Off Date
                       Mortgage      Balance as of    Pool Principal
   Purpose              Loans         Cut-Off Date        Balance
-----------------------------------------------------------------------
Purchase                 194        $106,634,535.75        65.43%
Refinance-Cashout         67          36,024,310.70        22.10
Refinance-Rate/Term       37          20,316,128.23        12.47
-----------------------------------------------------------------------
Total:                   298        $162,974,974.68       100.00%
=======================================================================




Banc Of America Securities LLC                                               28
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


               Geographical Distribution of the Mortgage Properties
                       of the Group 1 Mortgage Loans (1)

-----------------------------------------------------------------------
                                       Aggregate           % of
                      Number Of     Stated Principal   Cut-Off Date
                       Mortgage      Balance as of    Pool Principal
    Geographic Area     Loans         Cut-Off Date        Balance
-----------------------------------------------------------------------
Alabama                     1           $433,500.00         0.27%
Arizona                     6          3,270,500.00         2.01
California                156         85,053,822.23        52.19
Colorado                    5          2,925,900.00         1.80
Connecticut                 3          1,601,500.00         0.98
District of Columbia        1            449,600.00         0.28
Florida                    25         12,059,075.00         7.40
Georgia                     2          1,380,000.00         0.85
Hawaii                      4          3,259,500.00         2.00
Idaho                       1          1,055,009.93         0.65
Illinois                    8          5,278,742.43         3.24
Indiana                     1            480,000.00         0.29
Massachusetts              14          7,373,238.54         4.52
Minnesota                   4          2,419,421.00         1.48
Missouri                    1            447,200.00         0.27
Nevada                     20         11,133,249.99         6.83
New Jersey                 11          6,840,637.92         4.20
New Mexico                  2            773,600.00         0.47
New York                   10          5,550,347.03         3.41
North Carolina              1            400,000.00         0.25
Ohio                        1            386,450.00         0.24
Oregon                      1            650,000.00         0.40
Pennsylvania                1            428,884.05         0.26
Tennessee                   3          1,411,875.00         0.87
Texas                       2            865,650.00         0.53
Virginia                    6          3,096,771.56         1.90
Washington                  6          2,901,500.00         1.78
Wisconsin                   2          1,049,000.00         0.64
-----------------------------------------------------------------------
Total:                    298       $162,974,974.68       100.00%
=======================================================================


(1) As of the Cut-Off Date, no more than approximately 1.23% of the Group Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc Of America Securities LLC                                               29
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


    Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                   Aggregate           % of
                                  Number Of     Stated Principal   Cut-Off Date
 Current Mortgage Loan             Mortgage      Balance as of    Pool Principal
  Principal Balances ($)            Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------------
300,000.01 - 350,000.00                1           $340,000.00         0.21%
350,000.01 - 400,000.00               77         29,743,444.17        18.25
400,000.01 - 450,000.00               55         23,465,535.09        14.40
450,000.01 - 500,000.00               38         18,266,892.57        11.21
500,000.01 - 550,000.00               26         13,676,744.35         8.39
550,000.01 - 600,000.00               27         15,520,974.03         9.52
600,000.01 - 650,000.00               23         14,528,727.54         8.91
650,000.01 - 700,000.00               10          6,805,950.00         4.18
700,000.01 - 750,000.00                4          2,916,000.00         1.79
750,000.01 - 800,000.00                7          5,441,200.00         3.34
800,000.01 - 850,000.00                3          2,475,500.00         1.52
850,000.01 - 900,000.00                3          2,700,000.00         1.66
900,000.01 - 950,000.00                2          1,861,647.00         1.14
950,000.01 - 1,000,000.00             12         11,888,800.00         7.29
1,000,000.01 - 1,500,000.00            8          9,570,009.93         5.87
1,500,000.01 - 2,000,000.00            2          3,773,550.00         2.32
--------------------------------------------------------------------------------
Total:                               298       $162,974,974.68       100.00%
================================================================================


(1) As of the Cut-Off Date, the average outstanding principal balance of the Group Mortgage Loans is expected to be approximately $546,896.


Banc Of America Securities LLC                                               30
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


          Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------
                                             Aggregate           % of
                            Number Of     Stated Principal   Cut-Off Date
Original Loan-To-Value      Mortgage      Balance as of    Pool Principal
     Ratios (%)              Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
25.01 - 30.00                   1          $530,000.00            0.33%
30.01 - 35.00                   2           904,300.00            0.55
40.01 - 45.00                   1           600,000.00            0.37
45.01 - 50.00                   4         2,548,949.26            1.56
50.01 - 55.00                   5         3,011,393.02            1.85
55.01 - 60.00                  12        11,578,050.00            7.10
60.01 - 65.00                  24        15,612,530.95            9.58
65.01 - 70.00                  63        35,635,857.50           21.87
70.01 - 75.00                  46        23,382,329.87           14.35
75.01 - 80.00                 135        67,195,764.09           41.23
85.01 - 90.00                   5         1,975,799.99            1.21
--------------------------------------------------------------------------
Total:                        298      $162,974,974.68          100.00%
==========================================================================


(1) As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group Mortgage Loans is expected to be approximately 71.99%.


Banc Of America Securities LLC                                               31
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


         Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of     Stated Principal   Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
Mortgage Interest Rates (%)    Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
4.001 - 4.250                      2           $852,949.26         0.52%
4.251 - 4.500                      9          4,014,851.00         2.46
4.501 - 4.750                     18          9,442,772.95         5.79
4.751 - 5.000                     29         15,568,552.65         9.55
5.001 - 5.250                     50         27,787,914.99        17.05
5.251 - 5.500                     43         22,246,809.92        13.65
5.501 - 5.750                     56         31,716,618.43        19.46
5.751 - 6.000                     50         28,140,751.61        17.27
6.001 - 6.250                     18          9,260,774.33         5.68
6.251 - 6.500                     10          5,610,504.54         3.44
6.501 - 6.750                     11          6,873,275.00         4.22
6.751 - 7.000                      2          1,459,200.00         0.90
--------------------------------------------------------------------------
Total:                           298       $162,974,974.68       100.00%
==========================================================================


(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group Mortgage Loans is expected to be approximately 5.549% per annum.

                    Gross Margins of the Group 1 Mortgage Loans

--------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of     Stated Principal   Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
Gross Margin (%)               Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
2.001 - 2.250                    295       $161,791,074.68        99.27%
2.501 - 2.750                      3          1,183,900.00         0.73
--------------------------------------------------------------------------
Total:                           298       $162,974,974.68       100.00%
==========================================================================


(1) As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 2.254% per annum.


Banc Of America Securities LLC                                               32
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


                  Rate Ceilings of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of     Stated Principal   Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
Rate Ceilings (%)              Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
9.001 - 10.000                     1             $424,000.00         0.26%
10.001 - 11.000                   58           29,830,325.86        18.30
11.001 - 12.000                  198          109,516,894.95        67.20
12.001 - 13.000                   41           23,203,753.87        14.24
--------------------------------------------------------------------------
Total:                           298         $162,974,974.68       100.00%
==========================================================================


(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group Mortgage Loans is expected to be approximately 11.545% per annum.


           First Rate Adjustment Date of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of     Stated Principal   Cut-Off Date
First Rate Adjustment         Mortgage      Balance as of    Pool Principal
        Date                   Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
July 1, 2007                       1           $421,792.97         0.26%
August 1, 2007                     1            499,999.95         0.31
September 1, 2007                  3          1,439,950.00         0.88
October 1, 2007                   94         50,958,921.16        31.27
November 1, 2007                 199        109,654,310.60        67.28
--------------------------------------------------------------------------
Total:                           298       $162,974,974.68       100.00%
==========================================================================


(1) As of the Cut-off Date, the weighted average to First Adjustment Date for the Group Mortgage Loans is expected to be approximately 36 months.


                 Remaining Terms of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of     Stated Principal   Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
Remaining Term (Months)        Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
341 - 360                       298        $162,974,974.68      100.00%
--------------------------------------------------------------------------
Total:                          298        $162,974,974.68      100.00%
==========================================================================


(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group Mortgage Loans is expected to be approximately 360 months.


Banc Of America Securities LLC                                               33
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


          Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of     Stated Principal   Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
    Credit Scores              Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
801 - 850                          1           $363,900.00         0.22%
751 - 800                         35         20,104,467.12        12.34
701 - 750                         92         50,829,983.58        31.19
651 - 700                        122         66,619,620.31        40.88
601 - 650                         48         25,057,003.67        15.37
--------------------------------------------------------------------------
Total:                           298       $162,974,974.68       100.00%
==========================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).



Banc Of America Securities LLC                                               34
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


-----------------------------------------------------------------------------
           Collateral Summary of 3/1 Conforming ARM Mortgage Loans
-----------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans
-----------------------------------------

The Group 2 Mortgage Loans consist of 3/1 Conforming ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 99.05% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The majority of the mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 2.99% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination.

------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                            Collateral Summary      Range (if applicable)
                                            ------------------      ---------------------
Total Outstanding Loan Balance              $75,466,409.76

Total Number of Loans                                  375

Average Loan Principal Balance                    $201,244        $47,549.80 to $450,000.00

WA Gross Coupon                                     5.456%                 3.625% to 7.625%

WA FICO                                                672                       546 to 802

WA Original Term                                360 months                360 to 360 months

WA Remaining Term                               359 months                355 to 360 months

WA OLTV                                             75.35%                 25.93% to 95.00%

WA Months to First Rate Adjustment Date          35 months                  31 to 36 months

WA Gross Margin                                     2.347%                 2.250% to 4.125%

WA Rate Ceiling                                    11.449%                9.625% to 13.625%

Geographic Concentration of Mortgaged      CA       24.09%
Properties (Top 5 States) based on the     FL        7.50%
Aggregate Stated Principal Balance         NV        7.15%
                                           MI        6.97%
                                           NJ        5.89%
---------------------------------------------------------------------------------------------



Banc Of America Securities LLC                                               35
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


        Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)

-----------------------------------------------------------------------
                                       Aggregate           % of
                      Number Of     Stated Principal   Cut-Off Date
                       Mortgage      Balance as of    Pool Principal
    Occupancy           Loans         Cut-Off Date        Balance
-----------------------------------------------------------------------
Primary Residence         327        $67,476,858.91        89.41%
Investment Property        31          5,429,111.79         7.19
Second Home                17          2,560,439.06         3.39
-----------------------------------------------------------------------
Total:                    375        $75,466,409.76       100.00%
=======================================================================


(1)Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                   Property Types of the Group 2 Mortgage Loans

-----------------------------------------------------------------------
                                       Aggregate           % of
                      Number Of     Stated Principal   Cut-Off Date
                       Mortgage      Balance as of    Pool Principal
    Property Type       Loans         Cut-Off Date        Balance
-----------------------------------------------------------------------
Single Family
 Residence               227        $43,219,521.52         57.27%
PUD                       79         17,517,982.96         23.21
Condominium               48          9,514,100.05         12.61
2-4 Family                21          5,214,805.23          6.91
-----------------------------------------------------------------------
Total:                   375        $75,466,409.76        100.00%
=======================================================================

------------------------------------------------------------------------------
==============================================================================


                Mortgage Loan Purpose of the Group 2 Mortgage Loans

-----------------------------------------------------------------------
                                       Aggregate           % of
                      Number Of     Stated Principal   Cut-Off Date
                       Mortgage      Balance as of    Pool Principal
   Purpose              Loans         Cut-Off Date        Balance
-----------------------------------------------------------------------
Purchase                  165       $33,301,434.20         44.13%
Refinance-Rate/Term       130        23,800,825.93         31.54
Refinance-Cashout          80        18,364,149.63         24.33
-----------------------------------------------------------------------
Total:                    375       $75,466,409.76        100.00%
=======================================================================




Banc Of America Securities LLC                                               36
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


               Geographical Distribution of the Mortgage Properties
                       of the Group 2 Mortgage Loans (1)

-----------------------------------------------------------------------
                                       Aggregate           % of
                      Number Of     Stated Principal   Cut-Off Date
                       Mortgage      Balance as of    Pool Principal
    Geographic Area     Loans         Cut-Off Date        Balance
-----------------------------------------------------------------------
Alabama                      2       $294,300.00         0.39%
Arizona                     15      2,201,360.00         2.92
California                  68     18,178,290.69        24.09
Colorado                    18      3,276,241.90         4.34
Connecticut                  7      1,110,250.00         1.47
Delaware                     4        677,871.78         0.90
District of Columbia         1        172,000.00         0.23
Florida                     29      5,397,496.82         7.15
Georgia                     21      3,436,445.22         4.55
Hawaii                       2        799,700.00         1.06
Idaho                        1        281,999.99         0.37
Illinois                     6      1,282,216.08         1.70
Indiana                      1        193,500.00         0.26
Iowa                         1        104,000.00         0.14
Kansas                       3        494,687.52         0.66
Kentucky                     2        411,700.00         0.55
Maine                        2        296,900.00         0.39
Maryland                    11      2,439,924.64         3.23
Massachusetts                7      1,878,640.00         2.49
Michigan                    34      5,257,099.23         6.97
Minnesota                   10      2,045,289.86         2.71
Missouri                     4        510,100.86         0.68
Nevada                      26      5,661,427.46         7.50
New Hampshire                4        662,755.27         0.88
New Jersey                  19      4,448,382.00         5.89
New Mexico                   2        555,689.73         0.74
New York                    10      1,800,679.36         2.39
North Carolina              14      2,127,851.82         2.82
Ohio                         6      1,017,065.23         1.35
Oklahoma                     3        353,300.00         0.47
Oregon                       2        252,461.50         0.33
Pennsylvania                 2        388,000.00         0.51
Rhode Island                 3        516,462.98         0.68
South Carolina               8      1,457,500.00         1.93
South Dakota                 1        124,998.77         0.17
Tennessee                    3        456,910.99         0.61
Texas                        2        496,399.32         0.66
Utah                         5        848,496.34         1.12
Virginia                     9      2,333,577.18         3.09
Washington                   5      1,000,000.00         1.33
Wisconsin                    1        112,800.00         0.15
Wyoming                      1        111,637.22         0.15
-----------------------------------------------------------------------
Total:                           375    $75,466,409.76      100.00%
=======================================================================


(1) As of the Cut-Off Date, no more than approximately 1.27% of the Group Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc Of America Securities LLC                                               37
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


    Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------
                                           Aggregate           % of
                          Number Of     Stated Principal   Cut-Off Date
 Current Mortgage Loan     Mortgage      Balance as of    Pool Principal
  Principal Balances ($)    Loans         Cut-Off Date        Balance
----------------------------------------------------------------------------
0.01 - 50,000.00                1            $47,549.80         0.06%
50,000.01 - 100,000.00         35          2,946,198.68         3.90
100,000.01 - 150,000.00        68          8,365,236.01        11.08
150,000.01 - 200,000.00        88         15,352,066.60        20.34
200,000.01 - 250,000.00        79         17,506,571.65        23.20
250,000.01 - 300,000.00        60         16,611,777.30        22.01
300,000.01 - 350,000.00        38         12,212,059.72        16.18
350,000.01 - 400,000.00         4          1,554,650.00         2.06
400,000.01 - 450,000.00         2            870,300.00         1.15
----------------------------------------------------------------------------
Total:                        375        $75,466,409.76       100.00%
============================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group Mortgage Loans is expected to be approximately $201,244.


Banc Of America Securities LLC                                               38
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


          Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------
                                             Aggregate           % of
                            Number Of     Stated Principal   Cut-Off Date
Original Loan-To-Value      Mortgage      Balance as of    Pool Principal
     Ratios (%)              Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
25.01 - 30.00                   2           $229,984.90         0.30%
30.01 - 35.00                   1            333,700.00         0.44
35.01 - 40.00                   1            165,000.00         0.22
40.01 - 45.00                   6          1,359,755.50         1.80
45.01 - 50.00                  10          2,146,311.09         2.84
50.01 - 55.00                   9          1,841,141.48         2.44
55.01 - 60.00                  10          2,155,294.00         2.86
60.01 - 65.00                  18          3,952,896.09         5.24
65.01 - 70.00                  37          7,227,245.17         9.58
70.01 - 75.00                  47         10,136,448.74        13.43
75.01 - 80.00                 162         32,643,753.17        43.26
80.01 - 85.00                   9          1,860,569.63         2.47
85.01 - 90.00                  50          8,863,760.78        11.75
90.01 - 95.00                  13          2,550,549.21         3.38
--------------------------------------------------------------------------
Total:                        375        $75,466,409.76       100.00%
==========================================================================


(1) As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group Mortgage Loans is expected to be approximately 75.35%.


Banc Of America Securities LLC                                               39
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


         Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of     Stated Principal   Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
Mortgage Interest Rates (%)    Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
3.501 - 3.750                      3          $593,934.38         0.79%
3.751 - 4.000                      3           856,095.00         1.13
4.001 - 4.250                      4           789,100.00         1.05
4.251 - 4.500                     14         3,149,716.08         4.17
4.501 - 4.750                     16         3,400,771.87         4.51
4.751 - 5.000                     61        11,949,420.53        15.83
5.001 - 5.250                     52        11,315,806.39        14.99
5.251 - 5.500                     58        11,109,198.40        14.72
5.501 - 5.750                     62        12,658,763.17        16.77
5.751 - 6.000                     46         9,787,348.72        12.97
6.001 - 6.250                     13         2,224,812.98         2.95
6.251 - 6.500                     23         4,208,092.19         5.58
6.501 - 6.750                      5           998,851.00         1.32
6.751 - 7.000                      9         1,637,349.25         2.17
7.001 - 7.250                      4           417,849.80         0.55
7.251 - 7.500                      1           276,300.00         0.37
7.501 - 7.750                      1            93,000.00         0.12
--------------------------------------------------------------------------
Total:                           375       $75,466,409.76       100.00%
==========================================================================


(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group Mortgage Loans is expected to be approximately 5.456% per annum.

                    Gross Margins of the Group 2 Mortgage Loans

--------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of     Stated Principal   Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
Gross Margin (%)               Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
2.001 - 2.250                    332      $67,673,817.84        89.67%
2.501 - 2.750                      2          392,162.98         0.52
2.751 - 3.000                      9        1,858,537.00         2.46
3.001 - 3.250                     20        3,550,542.85         4.70
3.251 - 3.500                     11        1,814,825.00         2.40
4.001 - 4.250                      1          176,524.09         0.23
--------------------------------------------------------------------------
Total:                           375      $75,466,409.76       100.00%
==========================================================================

(1) As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 2.347% per annum.


Banc Of America Securities LLC                                               40
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


                  Rate Ceilings of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of     Stated Principal   Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
Rate Ceilings (%)              Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
9.001 - 10.000                     6       $1,450,029.38            1.92%
10.001 - 11.000                   97       19,499,756.57           25.84
11.001 - 12.000                  217       44,903,368.59           59.50
12.001 - 13.000                   49        8,826,105.42           11.70
13.001 - 14.000                    6          787,149.80            1.04
--------------------------------------------------------------------------
Total:                           375      $75,466,409.76          100.00%
==========================================================================


(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group Mortgage Loans is expected to be approximately 11.449% per annum.


           First Rate Adjustment Date of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of     Stated Principal   Cut-Off Date
First Rate Adjustment         Mortgage      Balance as of    Pool Principal
        Date                   Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
June 1, 2007                       1           $200,544.26        0.27%
July 1, 2007                       3            365,749.80         0.48
August 1, 2007                    54          9,821,968.39        13.02
September 1, 2007                104         20,458,370.38        27.11
October 1, 2007                  175         36,569,097.93        48.46
November 1, 2007                  38          8,050,679.00        10.67
--------------------------------------------------------------------------
Total:                           375        $75,466,409.76      100.00%
==========================================================================


(1) As of the Cut-off Date, the weighted average to First Adjustment Date for the Group Mortgage Loans is expected to be approximately 35 months.


                 Remaining Terms of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of     Stated Principal   Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
Remaining Term (Months)        Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
341 - 360                        375        $75,466,409.76      100.00%
--------------------------------------------------------------------------
Total:                           375        $75,466,409.76      100.00%
==========================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group Mortgage Loans is expected to be approximately 359 months.


Banc Of America Securities LLC                                               41
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


          Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of     Stated Principal   Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
    Credit Scores              Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
801 - 850                          1           $210,400.00         0.28%
751 - 800                         30          5,977,236.31         7.92
701 - 750                         40          7,124,134.21         9.44
651 - 700                        191         39,182,430.15        51.92
601 - 650                        109         22,217,811.00        29.44
551 - 600                          3            418,398.09         0.55
501 - 550                          1            336,000.00         0.45
--------------------------------------------------------------------------
Total:                           375        $75,466,409.76       100.00%
==========================================================================


(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc Of America Securities LLC                                               42
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


-------------------------------------------------------------------------------
         Collateral Summary of 5/1 Non-Conforming ARM Mortgage Loans
-------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans
-----------------------------------------

The Group 3 Mortgage Loans consist of 5/1 Non-Conforming ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 83.87% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The majority of the mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and of 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 1.49% of the Group 3 Mortgage Loans have a prepayment fee as of the date of origination.

------------------------------------------------------------------------------
The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                            Collateral Summary      Range (if applicable)
                                            ------------------      ---------------------
Total Outstanding Loan Balance             $407,928,213.22

Total Number of Loans                                  783

Average Loan Principal Balance                    $520,981      $352,000.00 to $1,950,000.00

WA Gross Coupon                                     5.785%                  4.375% to 7.625%

WA FICO                                                703                        586 to 838

WA Original Term                                360 months                 360 to 360 months

WA Remaining Term                               359 months                 356 to 360 months

WA OLTV                                             74.75%                  20.79% to 95.00%

WA Months to First Rate Adjustment Date          59 months                   56 to 60 months

WA Gross Margin                                     2.261%                  2.250% to 3.125%

WA Rate Ceiling                                    10.794%                 9.375% to 12.625%

Geographic Concentration of Mortgaged      CA       65.76%
Properties (Top 5 States) based on the     FL        5.74%
Aggregate Stated Principal Balance         NV        4.01%
                                           VA        2.66%
                                           MA        2.47%
---------------------------------------------------------------------------------------------



Banc Of America Securities LLC                                               43
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


        Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans (1)

-----------------------------------------------------------------------
                                       Aggregate           % of
                      Number Of     Stated Principal   Cut-Off Date
                       Mortgage      Balance as of    Pool Principal
    Occupancy           Loans         Cut-Off Date        Balance
-----------------------------------------------------------------------
Primary Residence        736         $384,381,871.99        94.23%
Investment Property       26           12,687,033.98         3.11
Second Home               21           10,859,307.25         2.66
-----------------------------------------------------------------------
Total:                   783         $407,928,213.22       100.00%
=======================================================================


(1)Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                   Property Types of the Group 3 Mortgage Loans

-----------------------------------------------------------------------
                                       Aggregate           % of
                      Number Of     Stated Principal   Cut-Off Date
                       Mortgage      Balance as of    Pool Principal
    Property Type       Loans         Cut-Off Date        Balance
-----------------------------------------------------------------------
Single Family
 Residence                484        $248,368,120.73        60.89%
PUD                       196         105,677,529.78        25.91
Condominium                80          39,754,476.44         9.75
2-4 Family                 22          13,516,836.27         3.31
Co-Op                       1             611,250.00         0.15
-----------------------------------------------------------------------
Total:                    783        $407,928,213.22       100.00%
=======================================================================


                Mortgage Loan Purpose of the Group 3 Mortgage Loans

-----------------------------------------------------------------------
                                       Aggregate           % of
                      Number Of     Stated Principal   Cut-Off Date
                       Mortgage      Balance as of    Pool Principal
    Purpose             Loans         Cut-Off Date        Balance
-----------------------------------------------------------------------
Purchase                  578       $298,787,224.53        73.25%
Refinance-Cashout         121         61,155,239.16        14.99
Refinance-Rate/Term        84         47,985,749.53        11.76
-----------------------------------------------------------------------
Total:                    783       $407,928,213.22       100.00%
=======================================================================




Banc Of America Securities LLC                                               44
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


               Geographical Distribution of the Mortgage Properties
                       of the Group 3 Mortgage Loans (1)

-----------------------------------------------------------------------
                                       Aggregate           % of
                      Number Of     Stated Principal   Cut-Off Date
                       Mortgage      Balance as of    Pool Principal
    Geographic Area     Loans         Cut-Off Date        Balance
-----------------------------------------------------------------------
Alabama                        1       $520,000.00         0.13%
Arizona                        9      4,288,852.46         1.05
California                   504    268,259,195.53        65.76
Colorado                      10      5,113,829.44         1.25
Connecticut                    4      1,713,192.53         0.42
District of Columbia           3      1,618,971.56         0.40
Florida                       45     23,399,165.11         5.74
Georgia                        6      2,666,219.27         0.65
Hawaii                         4      2,384,500.00         0.58
Idaho                          3      1,222,791.79         0.30
Illinois                      15      9,006,656.36         2.21
Indiana                        1        383,000.00         0.09
Kansas                         1        591,000.00         0.14
Maine                          1      1,000,000.00         0.25
Maryland                       9      3,859,592.51         0.95
Massachusetts                 21     10,070,870.72         2.47
Michigan                       1        400,000.00         0.10
Minnesota                      5      2,200,210.28         0.54
Missouri                       4      2,019,240.00         0.49
Nevada                        38     16,371,506.48         4.01
New Hampshire                  1        379,905.00         0.09
New Jersey                    12      5,825,152.63         1.43
New York                      12      6,156,279.58         1.51
North Carolina                 5      2,591,262.52         0.64
Ohio                           4      1,725,791.28         0.42
Oregon                         3      1,300,777.18         0.32
Pennsylvania                   2        820,054.39         0.20
Rhode Island                   1        425,000.00         0.10
South Carolina                 1        399,920.00         0.10
South Dakota                   1        590,000.00         0.14
Tennessee                      2      1,395,526.00         0.34
Texas                         10      5,475,466.93         1.34
Utah                           7      4,753,069.55         1.17
Virginia                      23     10,838,205.51         2.66
Washington                    13      7,263,008.61         1.78
Wisconsin                      1        900,000.00         0.22
-----------------------------------------------------------------------
Total:                       783   $407,928,213.22       100.00%
=======================================================================

(1) As of the Cut-Off Date, no more than approximately 1.35% of the Group Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc Of America Securities LLC                                               45
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


    Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans (1)

----------------------------------------------------------------------------
                                           Aggregate           % of
                          Number Of     Stated Principal   Cut-Off Date
 Current Mortgage Loan     Mortgage      Balance as of    Pool Principal
  Principal Balances ($)    Loans         Cut-Off Date        Balance
----------------------------------------------------------------------------
350,000.01 - 400,000.00         266      $102,687,641.79         25.17%
400,000.01 - 450,000.00         154        65,672,222.81         16.10
450,000.01 - 500,000.00         104        49,474,623.81         12.13
500,000.01 - 550,000.00          62        32,408,334.47          7.94
550,000.01 - 600,000.00          52        29,963,919.20          7.35
600,000.01 - 650,000.00          47        29,961,456.75          7.34
650,000.01 - 700,000.00          12         8,186,128.91          2.01
700,000.01 - 750,000.00          15        10,882,875.12          2.67
750,000.01 - 800,000.00           4         3,071,711.62          0.75
800,000.01 - 850,000.00           8         6,676,674.00          1.64
850,000.01 - 900,000.00           7         6,167,257.95          1.51
900,000.01 - 950,000.00           8         7,433,909.84          1.82
950,000.01 - 1,000,000.00        15        14,876,983.94          3.65
1,000,000.01 - 1,500,000.00      27        36,795,173.01          9.02
1,500,000.01 - 2,000,000.00       2         3,669,300.00          0.90
----------------------------------------------------------------------------
Total:                          783      $407,928,213.22        100.00%
============================================================================


(1) As of the Cut-Off Date, the average outstanding principal balance of the Group Mortgage Loans is expected to be approximately $520,981.


Banc Of America Securities LLC                                               46
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


          Original Loan-To-Value Ratios of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------
                                             Aggregate           % of
                            Number Of     Stated Principal   Cut-Off Date
Original Loan-To-Value      Mortgage      Balance as of    Pool Principal
     Ratios (%)              Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
20.01 - 25.00                    1         $499,426.48         0.12%
30.01 - 35.00                    2        1,550,000.00         0.38
35.01 - 40.00                    4        3,280,616.91         0.80
40.01 - 45.00                    4        2,589,999.00         0.63
45.01 - 50.00                    8        4,612,424.72         1.13
50.01 - 55.00                   13        9,904,765.27         2.43
55.01 - 60.00                   13        9,575,784.82         2.35
60.01 - 65.00                   34       24,082,776.29         5.90
65.01 - 70.00                   99       57,833,115.25        14.18
70.01 - 75.00                   80       43,196,298.40        10.59
75.01 - 80.00                  485      234,426,279.03        57.47
80.01 - 85.00                    3        1,184,749.00         0.29
85.01 - 90.00                   26       10,640,410.05         2.61
90.01 - 95.00                   11        4,551,568.00         1.12
--------------------------------------------------------------------------
Total:                         783     $407,928,213.22       100.00%
==========================================================================


(1) As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group Mortgage Loans is expected to be approximately 74.75%.


Banc Of America Securities LLC                                               47
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


         Current Mortgage Interest Rates of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of     Stated Principal   Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
Mortgage Interest Rates (%)    Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
4.251 - 4.500                      4         $2,607,270.00         0.64%
4.501 - 4.750                     12          6,626,372.86         1.62
4.751 - 5.000                     44         26,497,884.57         6.50
5.001 - 5.250                     79         42,673,053.30        10.46
5.251 - 5.500                    134         74,590,739.61        18.29
5.501 - 5.750                    111         60,731,298.76        14.89
5.751 - 6.000                    162         77,052,495.01        18.89
6.001 - 6.250                     96         45,181,628.21        11.08
6.251 - 6.500                     87         44,032,612.46        10.79
6.501 - 6.750                     26         12,542,975.00         3.07
6.751 - 7.000                     19         10,103,903.44         2.48
7.001 - 7.250                      5          2,939,188.00         0.72
7.251 - 7.500                      3          1,389,792.00         0.34
7.501 - 7.750                      1            959,000.00         0.24
--------------------------------------------------------------------------
Total:                           783       $407,928,213.22       100.00%
==========================================================================


(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group Mortgage Loans is expected to be approximately 5.785% per annum.


                    Gross Margins of the Group 3 Mortgage Loans

--------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of     Stated Principal   Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
Gross Margin (%)               Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
2.001 - 2.250                    767       $401,097,004.07        98.33%
2.501 - 2.750                      9          3,967,684.15         0.97
2.751 - 3.000                      2            774,500.00         0.19
3.001 - 3.250                      5          2,089,025.00         0.51
--------------------------------------------------------------------------
Total:                           783       $407,928,213.22       100.00%
==========================================================================


(1) As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 2.261% per annum.


Banc Of America Securities LLC                                               48
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


                  Rate Ceilings of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of     Stated Principal   Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
Rate Ceilings (%)              Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
9.001 - 10.000                    60        $35,731,527.43         8.76%
10.001 - 11.000                  480        251,962,487.10        61.77
11.001 - 12.000                  233        114,296,218.69        28.02
12.001 - 13.000                   10          5,937,980.00         1.46
--------------------------------------------------------------------------
Total:                           783       $407,928,213.22       100.00%
==========================================================================


(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group Mortgage Loans is expected to be approximately 10.794% per annum.

           First Rate Adjustment Date of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of     Stated Principal   Cut-Off Date
First Rate Adjustment         Mortgage      Balance as of    Pool Principal
        Date                   Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
July 1, 2009                       1           $890,769.95         0.22%
August 1, 2009                     5          2,419,540.99         0.59
September 1, 2009                 35         18,140,663.31         4.45
October 1, 2009                  364        189,829,895.97        46.54
November 1, 2009                 378        196,647,343.00        48.21
--------------------------------------------------------------------------
Total:                           783       $407,928,213.22       100.00%
==========================================================================


(1) As of the Cut-off Date, the weighted average to First Adjustment Date for the Group Mortgage Loans is expected to be approximately 59 months.


                 Remaining Terms of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of     Stated Principal   Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
Remaining Term (Months)        Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
341 - 360                        783       $407,928,213.22      100.00%
--------------------------------------------------------------------------
Total:                           783       $407,928,213.22      100.00%
==========================================================================


(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group Mortgage Loans is expected to be approximately 359 months.


Banc Of America Securities LLC                                               49
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


          Credit Scoring of Mortgagors of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of     Stated Principal   Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
    Credit Scores              Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
801 - 850                         10         $7,163,410.63         1.76%
751 - 800                        124         67,512,147.68        16.55
701 - 750                        252        133,504,402.60        32.73
651 - 700                        276        139,341,772.16        34.16
601 - 650                        120         59,962,966.13        14.70
551 - 600                          1            443,514.02         0.11
--------------------------------------------------------------------------
Total:                           783       $407,928,213.22       100.00%
==========================================================================


(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc Of America Securities LLC                                               50
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


-------------------------------------------------------------------------------
           Collateral Summary of 5/1 Conforming ARM Mortgage Loans
-------------------------------------------------------------------------------

Description of The Group 4 Mortgage Loans
-----------------------------------------

The Group 4 Mortgage Loans consist of 5/1 Conforming ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 98.72% of the Group 4 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The majority of the mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and of 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 0.61% of the Group 4 Mortgage Loans have a prepayment fee as of the date of origination.

------------------------------------------------------------------------------
The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                            Collateral Summary      Range (if applicable)
                                            ------------------      ---------------------
Total Outstanding Loan Balance             $199,385,490.31

Total Number of Loans                                  993

Average Loan Principal Balance                    $200,791        $25,000.00 to $564,000.00

WA Gross Coupon                                     5.872%                 4.250% to 8.875%

WA FICO*                                               686                       601 to 815

WA Original Term                                360 months                360 to 360 months

WA Remaining Term                               358 months                352 to 360 months

WA OLTV                                             78.62%                12.50% to 100.00%

WA Months to First Rate Adjustment Date          58 months                  52 to 60 months

WA Gross Margin                                     2.314%                 2.250% to 3.625%

WA Rate Ceiling                                    11.264%                9.250% to 13.875%

Geographic Concentration of Mortgaged      CA       23.86%
Properties (Top 5 States) based on the     CO        8.04%
Aggregate Stated Principal Balance         AZ        6.76%
                                           FL        6.52%
                                           GA        5.25%
* Non-Zero Weighted Average
---------------------------------------------------------------------------------------------



Banc Of America Securities LLC                                               51
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


        Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans (1)

-----------------------------------------------------------------------
                                       Aggregate           % of
                      Number Of     Stated Principal   Cut-Off Date
                       Mortgage      Balance as of    Pool Principal
    Occupancy           Loans         Cut-Off Date        Balance
-----------------------------------------------------------------------
Primary Residence        887         $180,277,462.56        90.42%
Investment Property       74           12,846,524.20         6.44
Second Home               32            6,261,503.55         3.14
-----------------------------------------------------------------------
Total:                   993         $199,385,490.31       100.00%
=======================================================================


(1)Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                   Property Types of the Group 4 Mortgage Loans

-----------------------------------------------------------------------
                                       Aggregate           % of
                      Number Of     Stated Principal   Cut-Off Date
                       Mortgage      Balance as of    Pool Principal
    Property Type       Loans         Cut-Off Date        Balance
-----------------------------------------------------------------------
Single Family
 Residence               527         $104,881,173.61        52.60%
PUD                      262           53,754,522.44        26.96
Condominium              158           28,573,626.56        14.33
2-4 Family                46           12,176,167.70         6.11
-----------------------------------------------------------------------
Total:                   993         $199,385,490.31       100.00%
=======================================================================


                Mortgage Loan Purpose of the Group 4 Mortgage Loans

-----------------------------------------------------------------------
                                       Aggregate           % of
                      Number Of     Stated Principal   Cut-Off Date
                       Mortgage      Balance as of    Pool Principal
    Purpose             Loans         Cut-Off Date        Balance
-----------------------------------------------------------------------
Purchase                  661       $132,818,187.97        66.61%
Refinance-Rate/Term       173         33,867,251.12        16.99
Refinance-Cashout         159         32,700,051.22        16.40
-----------------------------------------------------------------------
Total:                    993       $199,385,490.31       100.00%
=======================================================================




Banc Of America Securities LLC                                               52
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


               Geographical Distribution of the Mortgage Properties
                       of the Group 4 Mortgage Loans (1)

-----------------------------------------------------------------------
                                       Aggregate           % of
                      Number Of     Stated Principal   Cut-Off Date
                       Mortgage      Balance as of    Pool Principal
    Geographic Area     Loans         Cut-Off Date        Balance
-----------------------------------------------------------------------
Alabama                       7     $1,097,804.50         0.55%
Arizona                      78     13,475,030.31         6.76
California                  193     47,569,095.51        23.86
Colorado                     88     16,025,164.40         8.04
Connecticut                   8      1,789,822.49         0.90
Delaware                      5        902,100.00         0.45
District of Columbia          2        441,152.53         0.22
Florida                      72     13,004,132.65         6.52
Georgia                      62     10,459,178.06         5.25
Hawaii                        3      1,179,350.00         0.59
Idaho                         3        614,699.99         0.31
Illinois                     35      7,818,809.97         3.92
Indiana                       3        377,682.58         0.19
Iowa                          1        168,000.00         0.08
Kansas                        1         98,280.00         0.05
Kentucky                      5        756,720.00         0.38
Louisiana                     4        626,106.18         0.31
Maine                         1        170,000.00         0.09
Maryland                     26      6,198,642.11         3.11
Massachusetts                20      4,758,975.46         2.39
Michigan                     23      3,563,906.01         1.79
Minnesota                    42      8,594,515.68         4.31
Mississippi                   1         68,384.35         0.03
Missouri                      6        962,003.03         0.48
Nevada                       49     10,321,735.69         5.18
New Hampshire                 2        340,217.85         0.17
New Jersey                   32      7,778,555.01         3.90
New Mexico                    1        162,176.44         0.08
New York                      7      1,651,229.99         0.83
North Carolina               23      4,053,089.26         2.03
Ohio                         13      1,964,477.49         0.99
Oklahoma                      2        296,400.00         0.15
Oregon                       32      4,949,964.00         2.48
Pennsylvania                  9      1,697,321.01         0.85
Rhode Island                  3        636,150.00         0.32
South Carolina               11      1,893,021.20         0.95
Tennessee                    13      2,067,356.93         1.04
Texas                         8      1,613,830.91         0.81
Utah                         10      1,269,014.35         0.64
Virginia                     30      6,775,800.11         3.40
Washington                   50      9,957,601.20         4.99
West Virginia                 1        139,650.00         0.07
Wisconsin                     7        934,743.52         0.47
Wyoming                       1        163,599.54         0.08
-----------------------------------------------------------------------
Total:                      993   $199,385,490.31       100.00%
=======================================================================


(1) As of the Cut-Off Date, no more than approximately 0.54% of the Group Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc Of America Securities LLC                                               53
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


    Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans (1)

----------------------------------------------------------------------------
                                           Aggregate           % of
                          Number Of     Stated Principal   Cut-Off Date
 Current Mortgage Loan     Mortgage      Balance as of    Pool Principal
  Principal Balances ($)    Loans         Cut-Off Date        Balance
----------------------------------------------------------------------------
0.01 - 50,000.00                 1           $25,000.00          0.01%
50,000.01 - 100,000.00          72         6,077,975.36          3.05
100,000.01 - 150,000.00        208        26,601,492.56         13.34
150,000.01 - 200,000.00        258        44,964,702.63         22.55
200,000.01 - 250,000.00        188        42,286,961.71         21.21
250,000.01 - 300,000.00        159        43,695,335.35         21.92
300,000.01 - 350,000.00         95        30,678,900.71         15.39
350,000.01 - 400,000.00          5         1,827,611.99          0.92
400,000.01 - 450,000.00          4         1,719,510.00          0.86
450,000.01 - 500,000.00          2           944,000.00          0.47
550,000.01 - 600,000.00          1           564,000.00          0.28
----------------------------------------------------------------------------
Total:                         993      $199,385,490.31        100.00%
============================================================================


(1) As of the Cut-Off Date, the average outstanding principal balance of the Group Mortgage Loans is expected to be approximately $200,791.


Banc Of America Securities LLC                                               54
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


          Original Loan-To-Value Ratios of the Group 4 Mortgage Loans (1)

--------------------------------------------------------------------------
                                             Aggregate           % of
                            Number Of     Stated Principal   Cut-Off Date
Original Loan-To-Value      Mortgage      Balance as of    Pool Principal
     Ratios (%)              Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
10.01 - 15.00                    1          $99,981.91         0.05%
15.01 - 20.00                    1           94,999.41         0.05
25.01 - 30.00                    1          120,000.00         0.06
30.01 - 35.00                    5          436,499.99         0.22
35.01 - 40.00                    8        1,445,507.13         0.72
40.01 - 45.00                    7        1,109,941.97         0.56
45.01 - 50.00                   11        2,094,925.34         1.05
50.01 - 55.00                    9        1,856,399.82         0.93
55.01 - 60.00                   14        2,763,013.87         1.39
60.01 - 65.00                   32        6,465,668.16         3.24
65.01 - 70.00                   48        9,927,169.56         4.98
70.01 - 75.00                   82       18,770,257.44         9.41
75.01 - 80.00                  587      117,545,024.50        58.95
80.01 - 85.00                   12        2,351,530.90         1.18
85.01 - 90.00                  103       21,385,778.95        10.73
90.01 - 95.00                   70       12,576,957.36         6.31
95.01 - 100.00                   2          341,834.00         0.17
--------------------------------------------------------------------------
Total:                         993     $199,385,490.31       100.00%
==========================================================================


(1) As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group Mortgage Loans is expected to be approximately 78.62%.


Banc Of America Securities LLC                                               55
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


         Current Mortgage Interest Rates of the Group 4 Mortgage Loans (1)

--------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of     Stated Principal   Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
Mortgage Interest Rates (%)    Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
4.001 - 4.250                      1       $332,000.00         0.17%
4.251 - 4.500                      3        728,150.00         0.37
4.501 - 4.750                      9      2,180,798.68         1.09
4.751 - 5.000                     32      6,341,039.86         3.18
5.001 - 5.250                     72     15,134,630.75         7.59
5.251 - 5.500                    158     30,965,299.54        15.53
5.501 - 5.750                    208     41,051,671.92        20.59
5.751 - 6.000                    211     41,293,452.56        20.71
6.001 - 6.250                    103     20,780,698.93        10.42
6.251 - 6.500                     85     17,783,657.30         8.92
6.501 - 6.750                     63     13,783,650.52         6.91
6.751 - 7.000                     32      6,184,923.85         3.10
7.001 - 7.250                      9      1,430,243.71         0.72
7.251 - 7.500                      5        947,972.69         0.48
7.501 - 7.750                      1        348,300.00         0.17
8.751 - 9.000                      1         99,000.00         0.05
--------------------------------------------------------------------------
Total:                           993   $199,385,490.31       100.00%
==========================================================================


(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group Mortgage Loans is expected to be approximately 5.872% per annum.

                    Gross Margins of the Group 4 Mortgage Loans

--------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of     Stated Principal   Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
Gross Margin (%)               Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
2.001 - 2.250                    894       $179,741,765.62        90.15%
2.251 - 2.500                     13          2,874,070.20         1.44
2.501 - 2.750                     33          6,645,584.96         3.33
2.751 - 3.000                     21          4,418,478.31         2.22
3.001 - 3.250                     24          4,294,491.22         2.15
3.251 - 3.500                      2            313,200.00         0.16
3.501 - 3.750                      6          1,097,900.00         0.55
--------------------------------------------------------------------------
Total:                           993       $199,385,490.31       100.00%
==========================================================================


(1) As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 2.314% per annum.


Banc Of America Securities LLC                                               56
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


                  Rate Ceilings of the Group 4 Mortgage Loans (1)

--------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of     Stated Principal   Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
Rate Ceilings (%)              Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
9.001 - 10.000                    30         $6,683,974.52         3.35%
10.001 - 11.000                  359         72,517,712.61        36.37
11.001 - 12.000                  505        101,440,947.66        50.88
12.001 - 13.000                   96         18,369,891.81         9.21
13.001 - 14.000                    3            372,963.71         0.19
--------------------------------------------------------------------------
Total:                           993       $199,385,490.31       100.00%
==========================================================================


(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group Mortgage Loans is expected to be approximately 11.264% per annum.


           First Rate Adjustment Date of the Group 4 Mortgage Loans (1)

--------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of     Stated Principal   Cut-Off Date
First Rate Adjustment         Mortgage      Balance as of    Pool Principal
        Date                   Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
March 1, 2009                      1       $300,000.00         0.15%
April 1, 2009                      1        259,449.48         0.13
May 1, 2009                        5      1,216,700.00         0.61
June 1, 2009                      12      2,263,649.76         1.14
July 1, 2009                      33      6,709,539.41         3.37
August 1, 2009                   349     67,966,623.77        34.09
September 1, 2009                209     41,680,118.78         20.9
October 1, 2009                  348     71,536,870.11        35.88
November 1, 2009                  35      7,452,539.00         3.74
--------------------------------------------------------------------
Total:                           993   $199,385,490.31       100.00%
====================================================================


(1) As of the Cut-off Date, the weighted average to First Adjustment Date for the Group Mortgage Loans is expected to be approximately 58 months.

                 Remaining Terms of the Group 4 Mortgage Loans (1)

--------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of     Stated Principal   Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
Remaining Term (Months)        Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
341 - 360                        993         $199,385,490.31      100.00%
--------------------------------------------------------------------------
Total:                           993         $199,385,490.31      100.00%
==========================================================================


(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group Mortgage Loans is expected to be approximately 358 months.


Banc Of America Securities LLC                                               57
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Banc of America Securities                     Alternative Loan Trust, 2004-33
             [LOGO OMITTED]                  Mortgage Pass-Through Certificates
                                                   $845,755,087 (approximate)
------------------------------------------------------------------------------


          Credit Scoring of Mortgagors of the Group 4 Mortgage Loans (1)

--------------------------------------------------------------------------
                                               Aggregate           % of
                              Number Of     Stated Principal   Cut-Off Date
                              Mortgage      Balance as of    Pool Principal
    Credit Scores              Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------
801 - 850                          5           $656,666.79         0.33%
751 - 800                        114         22,550,943.26        11.31
701 - 750                        204         38,193,947.72        19.16
651 - 700                        478         98,117,117.46        49.21
601 - 650                        191         39,538,815.08        19.83
Not Scored 1                       1            328,000.00         0.16
--------------------------------------------------------------------------
Total:                           993       $199,385,490.31       100.00%
==========================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc Of America Securities LLC                                               58
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------